UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Warrants	SKIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2021, Skillsoft Corp., a Delaware corporation (the “Company” or “Skillsoft”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Ryzac, Inc., a Delaware corporation (“Codecademy”), Skillsoft Finance II, Inc., a Delaware corporation and indirect wholly-owned subsidiary of the Company (“Borrower”), Skillsoft Newco I, Inc., a Delaware corporation and direct wholly-owned subsidiary of Borrower (“Merger Sub I”), Skillsoft Newco II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Borrower (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of the equity holders of Codecademy, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub I will merge with and into Codecademy (the “First Merger”), with Codecademy being the surviving corporation of the First Merger (the “Surviving Corporation”), and immediately following the First Merger and as part of the same overall transaction, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II being the surviving company and an indirect wholly-owned subsidiary of Skillsoft.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), all shares of common stock (“Codecademy Common Stock”) and preferred stock (“Codecademy Preferred Stock”) of Codecademy issued and outstanding immediately prior to the Effective Time will be converted automatically into the right to receive a portion of the aggregate consideration (such aggregate consideration, the “Merger Consideration”), consisting of $204,943,210 in aggregate cash consideration and a certain number of shares of common stock of the Company, par value $0.0001 per share (“Company Common Stock”), such number of shares determined by dividing the aggregate share consideration value of $320,056,790 by a collared stock price based on the 15-trading day volume-weighted average price of the Company Common Stock at one (1) trading day prior to the date of the Merger Agreement and at two (2) trading days prior to the date of closing of the Mergers, as follows: (i) “non-accredited investors” will receive their pro rata portion of the Merger Consideration in all cash; (ii) “share-only holders” will receive their pro rata portion of the Merger Consideration in Company Common Stock; and (iii) “pro rata holders” will receive their pro rata portion of the Merger Consideration in a mix of cash and Company Common Stock, in each case, the amount and composition of the portion of Merger Consideration are subject to adjustment and holdbacks as set forth in the Merger Agreement.

The Merger Agreement provides that, at the Effective Time, each: (i) vested option to purchase Codecademy Common Stock (other than vested options held by “non-accredited investors”) that is outstanding immediately prior to the Effective Time will be converted into the right to receive, with respect to each share of Codecademy Common Stock covered by such vested option immediately prior to the Effective Time, cash and Company Common Stock on a pro rata basis (net of withholding taxes and the applicable per share exercise price), less holdback amounts as set forth in the Merger Agreement; (ii) unvested option to purchase Codecademy Common Stock (other than unvested options held by “non-accredited investors” that are not continuing employees of Codecademy) will be assumed by the Company and converted into a restricted share unit of the Company (each a “Company RSU”) to be granted as of the closing, representing the right to receive a number of shares of Company Common Stock determined with reference to the number of shares of Company Common Stock subject to such unvested option net of withholding taxes and exercise price and the per share consideration exchange ratio, with each such Company RSU to be eligible to continue to vest on each date that the applicable unvested option would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date; (iii) each unvested restricted stock unit of Codecademy that is held by a “continuing employee” will be converted into the right to receive a Company RSU, representing the right to receive that number of shares of Company Common Stock equal to (x) the number of shares of Codecademy Common Stock subject to such unvested restricted stock unit multiplied by the per share consideration exchange ratio, provided that each such Company RSU will be subject to vesting on substantially similar terms and conditions as were applicable to each such unvested restricted stock unit prior to closing; (iv) each vested option to purchase Codecademy Common Stock that is held by “non-accredited investor” will be converted, into an amount in cash (net of withholding taxes), equal to (x) the excess of the “non-accredited investor” Merger Consideration over the per share exercise price of such option multiplied by (y) the number of shares of Codecademy Common Stock covered by such option, less holdback amounts as described in the Merger Agreement; and (v) each unvested option that is held by “non-accredited investor” that is not a continuing employee will be converted into an amount in cash (net of taxes) equal to (x) the excess of the “non-accredited investor” Merger Consideration over the per share exercise price of such option multiplied by (y) the number of shares of Codecademy Common Stock covered by such option, provided that the right to receive cash in respect of such options shall be subject to vesting on the same terms and conditions as were applicable to such options prior to closing.

The consummation of the Merger is subject to certain conditions, including: (i) the approval of the Merger Agreement by written consent of holders of a majority of the voting power of each of the outstanding Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of Codecademy entitled to vote thereon; (ii) the approval by Company’s shareholders of the issuance of Company Common Stock as consideration in the transaction pursuant to the requirements of Rule 312.03 in the New York Stock Exchange Listed Company Manual; (iii) the receipt of HSR clearance; (iv) clearance by the Committee on Foreign Investment in the U.S. (“CFIUS”); (v) the absence of any law or order prohibiting the consummation of the transaction; (vi) the absence of a “material adverse effect” on the Company; (vii) the approval for listing on the New York Stock Exchange of the Company Common Stock to be issued as part of the transaction; (viii) the representations and warranties of the Company, Codecademy, Borrower and the Merger Subs being true and correct, subject to the materiality standards contained in the Merger Agreement; and (ix) the Company, Codecademy, Borrower and the Merger Subs having complied in all material respects with their respective obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties made by each of the Company and Codecademy, and also contains customary pre-closing covenants, including, among others, covenants (i) by each of the Company and Codecademy to operate its respective business in all material respects in the ordinary course of business consistent with past practice and to refrain from taking certain actions without the Company’s or Codecademy’s consent, as applicable; (ii) by Codecademy not to solicit or enter into certain alternative strategic transactions; and (iii) by both Codecademy and the Company to use reasonable best efforts to take all actions necessary, proper or advisable to consummate the Merger and other actions contemplated under the Merger Agreement, including obtaining relevant governmental and third party approvals and arranging and obtaining the Company’s debt financing. The Merger Agreement also contains a covenant that each of the Company and Codecademy shall use best efforts to obtain clearance from CFIUS.

The Company has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions, to obtain coverage for losses that may result from a breach of certain representations and warranties made by Codecademy in the Merger Agreement. The parties have also provided for an additional indemnification escrow amount for certain special indemnities.

The Merger Agreement may be terminated under certain circumstances, including (i) by mutual agreement; (ii) by Codecademy or the Company if the transaction is not consummated on or before June 22, 2022 (the “Outside Date”), subject to an automatic extension until July 22, 2022 if on the Outside Date all conditions are satisfied other than conditions relating to the receipt of regulatory approvals; (iii) by Codecademy or the Company if there is any final, non-appealable injunction prohibiting the Mergers; (iv) by either Codecademy or the Company if there is an uncured breach by the other party of any of its covenants or representations in the Merger Agreement that would result in the failure of a closing condition; (v) by the Company if Codecademy does not deliver the requisite approval by its shareholders of the Merger Agreement and the transaction within 48 hours of signing; (vi) by Codecademy if the Company’s stockholders do not approve the issuance of Company common stock as consideration in the transaction pursuant to the requirements of Rule 312.03 in the New York Stock Exchange Listed Company Manual; and (vii) by either Codecademy or Skillsoft if there has been a “material adverse effect” on the other party.

The Company will be required to pay Codecademy a termination fee of $6,000,000 in the event of a termination of the Merger Agreement other than (i) by mutual agreement, (ii) by either Codecademy or the Company if the transaction has not been consummated by the Outside Date (if the Company is not otherwise in material breach of the Merger Agreement), (iii) by the Company in the event of a material uncured breach of the Merger Agreement by Codecademy, (iv) by the Company if Codecademy does not deliver the requisite approval by its stockholders or (v) by the Company if there has been a “material adverse effect” on Codecademy.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Codecademy, their respective affiliates or their respective businesses. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and are qualified by information in confidential disclosure schedules provided by the Company and Codecademy in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Codecademy rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Codecademy.

Item 8.01 Other Events.

Debt Commitment Letter

In connection with the entry into the Merger Agreement, Borrower entered into a debt financing commitment letter (the “Debt Commitment Letter”) with Barclays Bank PLC and Citigroup Global Markets Inc. (the “Commitment Parties”) on December 22, 2021, pursuant to which the Commitment Parties have committed to arrange and provide Borrower with a senior secured incremental term loan in an aggregate amount of up to $160.0 million on the terms and subject to the conditions set forth in the Debt Commitment Letter (the “Incremental Credit Facility”). The proceeds of the Incremental Credit Facility shall be used to a pay a portion of the consideration for the Merger plus related transaction fees and expenses.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com/ copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com/.

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, and the anticipated transaction benefits. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;
•	fluctuations in our future operating results;
•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;
•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;

•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
•	future regulatory, judicial and legislative changes in our industry;
•	our ability to comply with laws and regulations applicable to our business;
•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;
•	the impact of our indebtedness on our financial position and operating flexibility;
•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
•	our ability to successfully defend ourselves in legal proceedings; and
•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;
•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;
•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;
•	our ability to realize the benefits from the acquisition;
•	our ability to effectively and timely incorporate the acquired business into our business operations;
•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses; and
•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and
•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment no. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of December 22, 2021, by and among Skillsoft Corp., Ryzac, Inc., Skillsoft Finance II, Inc., Skillsoft Newco I, Inc., Skillsoft Newco II, LLC and Fortis Advisors LLC.

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021

SKILLSOFT CORP.

By:	/s/ Gary W. Ferrera
Gary W. Ferrera Chief Financial Officer